                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC  20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 29, 1996
                                                   ---------------

                           Sandy Spring Bancorp, Inc.
- --------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

        Maryland                     0-19065             52-1532952
- --------------------------------------------------------------------------------
(State or other jurisdiction    (Commission file       (IRS Employer
of incorporation)                   number)        Identification Number)

17801 Georgia Avenue, Olney, Maryland  20832
- --------------------------------------------------------------------------------
(Address of Principal Executive Offices)     (Zip Code)


Registrant's telephone number, including area code:  (301) 774-6400
                                                     --------------

Item 2.  Acquisition or Disposition of Assets.
- ----------------------------------------------

          Effective at 5:00 p.m. on August 29, 1996, Sandy Spring Bancorp, Inc. ("Bancorp") consummated its acquisition of Annapolis Bancshares, Inc. ("ABI") and ABI's wholly owned state trust company subsidiary, Bank of Annapolis, Annapolis, Maryland ("BOA") through the merger of ABI into Bancorp and BOA into Sandy Spring National Bank of Maryland, Olney, Maryland (the "Bank"), a wholly owned subsidiary of Bancorp. Upon consummation of the merger of ABI with and into Bancorp, each outstanding share of ABI common stock, par value $1.00 per share was converted into .62585 shares of Bancorp common stock, par value $1.00 per share, with cash to be paid in lieu of fractional share interests. The Annapolis office of BOA will be operated as a branch of the Bank. For additional information, see the Press Release dated August 30, 1996, filed as Exhibit 99.1 hereto.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
- --------------------------------------------------------------------------

(a) Audited Consolidated Financial Statements of Annapolis Bancshares, Inc. for the year ended December 31, 1995 (including consolidated balance sheets for the years ended December 31, 1995 and 1994, and consolidated statements of income and cash flows for each of the years ended December 31, 1995, 1994, and 1993) are incorporated by reference to the Annual Report to Shareholders of Annapolis Bancshares, Inc. for the year ended December 31, 1995, filed as Appendix C to the Prospectus contained within the Sandy Spring Bancorp, Inc. Registration Statement on Form S-4 (No. 333-7521).

      Unaudited Consolidated Financial Statements of Annapolis Bancshares,
Inc. for the six months ended June 30, 1996 and 1995 (including consolidated statements of income and cash flows for such periods and a consolidated balance sheet as of June 30, 1996) are incorporated by reference to the Annapolis Bancshares, Inc. Report on Form 10-Q filed for the Quarterly Period Ended June 30, 1996 (Commission File No. 0-25710).

(b) Unaudited Pro-Forma Financial Information, including a pro-forma combined balance sheet as of June 30, 1996 and unaudited pro forma combined statements of income for the six months ended June 30, 1996 and 1995 and for each of the years ended December 31, 1995, 1994 and 1993 follow.

(c)  Exhibit 2     -  Agreement and Plan of Reorganization dated as of April 16,
                      1996 among Sandy Spring Bancorp, Inc., Sandy Spring
                      National Bank of Maryland, Annapolis Bancshares, Inc. and
                      The Bank of Annapolis, incorporated by reference to
                      Exhibit 2 to Sandy Spring Bancorp, Inc. Registration
                      Statement on Form S-4 (No. 333-7521).

     Exhibit 23    -  Consent of Rowles & Company, LLP
     Exhibit 99.1  -  Press Release dated August 30, 1996

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 SANDY SPRING BANCORP, INC.



                                 By:  /s/ Hunter R. Hollar
                                    -------------------------------
                                    Hunter R. Hollar, President and
                                     Chief Executive Officer
Dated: September 13, 1996

               UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

     The unaudited pro forma combined balance sheets and the unaudited pro forma combined statements of income of Sandy Spring Bancorp, Inc. ("Sandy Spring") set forth below give effect, using the pooling of interests method of accounting, to the merger of Annapolis Bancshares, Inc. ("ABI") with and into Sandy Spring (the "Merger") based upon the exchange ratio of 0.62585 shares of Sandy Spring Common Stock for each share of ABI Common Stock outstanding as of each respective period end. For calculations of earnings per share the exchange ratio was applied to average ABI shares outstanding for the period. The unaudited pro forma balance sheets are presented as though the Merger had occurred on June 30, 1996. The unaudited pro forma combined income statements are presented as though the Merger had occurred on January 1, 1993. The Merger actually was consummated on August 29, 1996.

     The unaudited pro forma financial information set forth below is for illustrative purposes only, and therefore is not necessarily indicative of the financial condition or results of operations of Sandy Spring as they would have been had the Merger occurred during the periods presented or as they may be in the future.

     Under generally accepted accounting principles, all costs incurred to effect a combination accounted for as a pooling of interests are expenses of the combined enterprise and, accordingly, are charged to expense and deducted in determining the results of operations of the combined entity. Specific one-time costs associated with the Merger that will cause significant reductions to the combined entity's results of operations in the initial period following consummation of the Merger include change in control and severance payments, registration and application fees, legal, accounting and advisory fees and expenses, and costs of combining the operations of ABI and Sandy Spring, which are estimated to amount to approximately $663,000 on a pretax basis, and $541,000 net of related tax effects. The amounts shown on the Unaudited Pro Forma Combined Balance Sheets of Sandy Spring and ABI have been calculated by adding the balances from the historical unaudited consolidated balance sheets of Sandy Spring and ABI as of June 30, 1996, and adjusting for the specific one time costs associated with the Merger and the effects of the issuance of Sandy Spring Common Stock and the cancellation of ABI Common Stock in the Merger. The amounts shown on the Unaudited Pro Forma Combined Statements of Income have been calculated by adding the amounts from the historical statements of income of Sandy Spring and ABI for the indicated periods, without reduction for the specific one time costs of the Merger. Earnings per share amounts have been based upon the pro forma weighted average number of common shares outstanding at the Conversion Ratio of 0.62585 shares of Sandy Spring Common Stock for each share of ABI Common Stock.

                  UNAUDITED PRO FORMA COMBINED BALANCE SHEETS
                               At June 30, 1996

                                                                ABI    Adjustments              Pro Forma
                                                Sandy Spring    ---    -----------              Combined
                                                ------------   (Dollars in thousands)           --------
                                                               ----------------------
ASSETS
 Cash and due from banks                        $    30,464    $      84   $       -           $    30,548
 Interest-bearing deposits with banks                 6,025           17                             6,042
 Federal funds sold                                  23,259        2,417                            25,676
 Residential mortgage loans held for sale             2,773          497                             3,270
 Investments available for sale (at fair value)     184,927          -                             184,927
 Investments held to maturity                       121,961          459                           122,420
 Other equity securities                              3,965          982                             4,947
 Total loans (net of unearned income)               438,099       74,003                           512,102
  Less: Allowance for credit losses                  (6,033)        (745)                           (6,778)
                                                -----------   ----------                       -----------
   Net loans                                        432,066       73,258           -               505,324

 Premises and equipment                              18,072        1,909                            19,981
 Accrued interest receivable                          6,460          668                             7,128
 Other real estate owned, net of all allowance           93          -                                  93
 Other assets                                         5,227          772           -                 5,999
                                               ------------   ----------   ------------        -----------
    TOTAL ASSETS                               $    835,292   $   81,063   $       -           $   916,355
                                               ============   ==========   ============        ===========
LIABILITIES
 Noninterest-bearing deposits                  $    103,089   $    2,037   $       -           $   105,126
 Interest-bearing deposits                          604,822       63,722                           668,544
                                               ------------   ----------                       -----------
   Total deposits                                   707,911       65,759                           773,670

 Short-term borrowings                               38,766        5,000                            43,766
 Long-term borrowings                                 5,136          -                               5,136
 Accrued interest and other liabilities               2,512          707           541     (1)       3,760
                                               ------------   ----------   -----------         -----------
    TOTAL LIABILITIES                               754,325       71,466           541             826,332
                                               ------------   ----------   -----------         -----------
STOCKHOLDERS' EQUITY
 Common stock, $1 par value, authorized
  15,000,000 shares; outstanding 4,381,584
  actual shares and 4,877,617 pro forma
  combined shares                                     4,382                        496     (2)       4,878
 Common stock, $1 par value, authorized
  5,000,000 shares; outstanding 792,575                              793          (793)    (2)         -
  shares                                                -
 Surplus                                             27,090        5,407           297     (2)      32,794
 Retained earnings                                   50,559        3,397          (541)    (1)      53,415
 Net unrealized loss on investments
 available-for-sale                                  (1,064)         -             -                (1,064)
                                                -----------   ----------    ----------         -----------
    TOTAL STOCKHOLDERS' EQUITY                       80,967        9,597          (541)             90,023
                                                -----------   ----------    ----------         -----------
    TOTAL LIABILITIES AND
     STOCKHOLDERS' EQUITY                       $   835,292   $   81,063    $     -            $   916,355
                                                -----------   ----------    ----------         -----------

               UNAUDITED PRO FORMA COMBINED STATEMENTS OF INCOME
                        Six Months Ended June 30, 1996
                            (Dollars in thousands,
                          except for per share data)

                                                                     Pro Forma
                                       Sandy Spring      ABI          Combined
                                       ------------      ---        -----------
Interest income:
   Interest and fees on loans          $     19,120     $  3,762    $    22,882
   Interest on loans held for sale               82          -               82
   Interest on deposits with banks               97          -               97
   Interest and dividends on securities:
      Taxable                                 6,997           62          7,059
      Nontaxable                              1,692            2          1,694
   Interest on federal funds sold               626          103            729
                                         ----------     --------    -----------
      TOTAL INTEREST INCOME                  28,614        3,929         32,543
Interest expense:
   Interest on deposits                      12,215        1,690         13,905
   Interest on short-term borrowings            720          136            856
   Interest on long-term borrowings             150          -              150
                                         ----------     --------    -----------
      TOTAL INTEREST EXPENSE                 13,085        1,826         14,911
                                         ----------     --------    -----------
NET INTEREST INCOME                          15,529        2,103         17,632
Provision for credit losses                     150           58            208
                                         ----------     --------    -----------
NET INTEREST INCOME AFTER PROVISION
   FOR CREDIT LOSSES                         15,379        2,045         17,424
Noninterest income:
   Securities gains(losses)                     -            (51)           (51)
   Service charges on deposit accounts        1,369           22          1,391
   Gains on mortgage sales                      341          103            444
   Other income                               1,427            1          1,428
                                         ----------      -------    -----------
      TOTAL NONINTEREST INCOME                3,137           75          3,212
Noninterest expenses:
   Salaries and employee benefits             6,354          674          7,028
   Occupancy expense of premises              1,054          (20)         1,034
   Equipment expenses                         1,009           42          1,051
   FDIC insurance expense                         1            1              2
   Outside data services                        436           31            467
   Other expenses                             2,264          186          2,450
                                         ----------      -------    -----------
      TOTAL NONINTEREST EXPENSES             11,118          914         12,032
                                         ----------      -------    -----------
Income before income taxes                    7,398        1,206          8,604
Income tax expense                            2,360          466          2,826
                                         ----------      -------    -----------
NET INCOME                               $    5,038      $   740         $5,778
                                         ==========      =======    ===========
NET INCOME PER COMMON SHARE              $     1.16      $  0.93         $ 1.19/2/
                                         ==========      =======    ===========
Weighted average shares outstanding       4,358,402      792,879      4,854,625/2/
                                         ==========      =======    ===========

             See Notes to Pro Forma Combined Financial Information

               UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME
                        Six Months Ended June 30, 1995
                            (Dollars in thousands,
                          except for per share data)

                                                                      Pro Forma
                                      Sandy Spring           ABI     Combined
                                      ------------           ---     ---------
Interest income:
   Interest and fees on loans          $  18,082           $  2,864  $   20,946
   Interest on loans held for sale             5                -             5
   Interest on deposits with banks             5                -             5
   Interest and dividends on securities:
      Taxable                              6,718                151       6,869
      Nontaxable                           1,759                  2       1,761
   Interest on federal funds sold            304                 93         397
                                       ---------           --------   ---------
      TOTAL INTEREST INCOME               26,873              3,110      29,983
Interest expense:
   Interest on deposits                   11,208              1,410      12,618
   Interest on short-term borrowings       1,291                 30       1,321
   Interest on long-term borrowings          110                 75         185
                                       ---------           --------   ---------
      TOTAL INTEREST EXPENSE              12,609              1,515      14,124
                                       ---------           --------   ---------
NET INTEREST INCOME                       14,264              1,595      15,859
Provision for credit losses                  -                   98          98
NET INTEREST INCOME AFTER PROVISION    ---------           --------   ---------
   FOR CREDIT LOSSES                      14,264              1,497      15,761
Noninterest income:
   Securities (losses)                   (5)               -            (5)
   Service charges on deposit accounts     1,212                 18       1,230
   Gain(Loss) on mortgage sales               27                 (7)         20
   Other income                              971                  4         975
                                       ---------           --------   ---------
      TOTAL NONINTEREST INCOME             2,205                 15       2,220
Noninterest expenses:
   Salaries and employee benefits          5,500                497       5,997
   Occupancy expense of premises             939                (24)        915
   Equipment expenses                        892                 42         934
   FDIC insurance expense                    722                 63         785
   Outside data services                     319                 30         349
   Other expenses                          1,892                182       2,074
                                      ----------           --------   ---------
      TOTAL NONINTEREST EXPENSES          10,264                790      11,054
                                      ----------           --------   ---------
Income before income taxes                 6,205                722       6,927
Income tax expense                         1,894                279       2,173
                                      ----------           --------   ---------
NET INCOME                            $    4,311           $    443   $   4,754
                                      ----------           --------   ---------
NET INCOME PER COMMON SHARE           $     1.00           $   0.63   $    1.00/2/
                                      ----------           --------   ---------
Weighted average shares outstanding    4,293,060            703,219   4,733,170/2/
                                      ----------           --------   ---------

             See Notes to Pro Forma Combined Financial Information

               UNAUDITED PRO FORMA COMBINED STATEMENTS OF INCOME
                          Year Ended December 31, 1995

               (Dollars in thousands, except for per share data)

                                                                    Pro Forma
                                      Sandy Spring      ABI          Combined
                                    --------------------------------------------
Interest income:
  Interest and fees on loans            $   37,576    $  6,350   $        43,926
  Interest on loans held for sale               55           -                55
  Interest on deposits with banks               35           4                39
  Interest and dividends on
   securities:
    Taxable                                 13,471         298            13,769
    Nontaxable                               3,450           4             3,454
  Interest on federal funds sold               654         218               872
                                        ----------    --------   ---------------
     Total interest income                  55,241       6,874            62,115
Interest expense:
  Interest on deposits                      23,604       3,101            26,705
  Interest on short-term borrowings          2,175         111             2,286
  Interest on long-term borrowings             219         132               351
                                        ----------    --------   ---------------
     Total interest expense                 25,998       3,344            29,342
                                        ----------    --------   ---------------
Net interest income                         29,243       3,530            32,773
Provision for credit losses                      -         180               180
Net interest income after provision
  for credit losses                         29,243       3,350            32,593
                                        ----------    --------   ---------------
Noninterest income:
  Securities losses                           (240)        (39)             (279)
  Service charges on deposit                 2,533          36             2,569
   accounts
  Gains on mortgage sales                      232          12               244
  Other income                               1,921          23             1,944
                                        ----------    --------   ---------------
     Total noninterest income                4,446          32             4,478
Noninterest expenses:
  Salaries and employee benefits            11,630       1,096            12,726
  Occupancy expense of premises              1,881         (67)            1,814
  Equipment expenses                         1,867          76             1,943
  FDIC insurance expense                       752          66               818
  Outside data services                        737          48               785
  Other expenses                             3,920         418             4,338
                                        ----------    --------   ---------------
     Total noninterest expenses             20,787       1,637            22,424
                                        ----------    --------   ---------------
Income before income taxes                  12,902       1,745            14,647
Income tax expense                           3,979         674             4,653
                                        ----------    --------   ---------------
Net income                              $    8,923    $  1,071   $         9,994
                                        ==========    ========   ===============
Net income per common share             $     2.07    $   1.42   $     2.09/(2)/
                                        ==========    ========   ===============
Weighted average shares outstanding      4,303,287     748,709    4,771,867/(2)/

             See Notes to Pro Forma Combined Financial Information.

               UNAUDITED PRO FORMA COMBINED STATEMENTS OF INCOME
                          Year Ended December 31, 1994

               (Dollars in thousands, except for per share data)

                                                                    Pro Forma
                                       Sandy Spring      ABI         Combined
                                     -------------------------------------------
Interest income:
  Interest and fees on loans             $   27,672    $  4,922  $        32,594
  Interest on loans held for sale                57           -               57
  Interest on deposits with banks                37           1               38
  Interest and dividends on
   securities:
    Taxable                                  14,030         269           14,299
    Nontaxable                                4,037           4            4,041
  Interest on federal funds sold                431         118              549
                                         ----------    --------  ---------------
     Total interest income                   46,264       5,314           51,578
Interest expense:
  Interest on deposits                       17,864       2,168           20,032
  Interest on short-term borrowings           1,165         149            1,314
  Interest on long-term borrowings              150           -              150
                                         ----------    --------  ---------------
     Total interest expense                  19,179       2,317           21,496
                                         ----------    --------  ---------------
Net interest income                          27,085       2,997           30,082
Provision for credit losses                     160          52              212
                                         ----------    --------  ---------------
Net interest income after provision
  for credit losses                          26,925       2,945           29,870
                                         ----------    --------  ---------------
Noninterest income:
  Securities losses                             (84)          -              (84)
  Service charges on deposit accounts         2,308          40            2,348
  Gains on mortgage sales                       164          11              175
  Other income                                1,741           9            1,750
                                         ----------    --------  ---------------
     Total noninterest income                 4,129          60            4,189
Noninterest expenses:
  Salaries and employee benefits             11,060         899           11,959
  Occupancy expense of premises               1,828          77            1,905
  Equipment expenses                          1,545          72            1,617
  FDIC insurance expense                      1,388         122            1,510
  Outside data services                         582          48              630
  Other expenses                              3,492         349            3,841
                                         ----------    --------  ---------------
     Total noninterest expenses              19,895       1,567           21,462
                                         ----------    --------  ---------------
Income before income taxes                   11,159       1,438           12,597
Income tax expense                            3,139         555            3,694
                                         ----------    --------  ---------------
Net income                               $    8,020    $    883  $         8,903
                                         ==========    ========  ===============
Net income per common share              $     1.89    $   1.32  $     1.90/(2)/
                                         ==========    ========  ===============
Weighted average shares outstanding       4,248,186     700,240   4,686,431/(2)/

             See Notes to Pro Forma Combined Financial Information.

               UNAUDITED PRO FORMA COMBINED STATEMENTS OF INCOME
                          Year Ended December 31, 1993

               (Dollars in thousands, except for per share data)

                                                                      Pro Forma
                                          Sandy Spring     ABI        Combined
                                        ------------------------------------------
Interest income:
  Interest and fees on loans                $   23,695   $  4,220  $        27,915
  Interest on loans held for sale                  300          -              300
  Interest on deposits with banks                  399          -              399
  Interest and dividends on securities:
    Taxable                                     12,350        115           12,465
    Nontaxable                                   4,247          -            4,247
  Interest on federal funds sold                   683        180              863
                                            ----------   --------  ---------------
     Total interest income                      41,674      4,515           46,189
Interest expense:
  Interest on deposits                          16,990      2,082           19,072
  Interest on short-term borrowings                641          -              641
  Interest on long-term borrowings                  64         16               80
                                            ----------   --------  ---------------
     Total interest expense                     17,695      2,098           19,793
                                            ----------   --------  ---------------
Net interest income                             23,979      2,417           26,396
Provision for credit losses                        950        106            1,056
                                            ----------   --------  ---------------
Net interest income after provision
  for credit losses                             23,029      2,311           25,340
                                            ----------   --------  ---------------
Noninterest income:
  Securities gains                                 257          -              257
  Service charges on deposit accounts            2,028         24            2,052
  Gains on mortgage sales                          976         29            1,005
  Other income                                   1,547          9            1,556
                                            ----------   --------  ---------------
     Total noninterest income                    4,808         62            4,870
Noninterest expenses:
  Salaries and employee benefits                 9,066        673            9,739
  Occupancy expense of premises                  1,598        162            1,760
  Equipment expenses                             1,252         56            1,308
  FDIC insurance expense                         1,275        104            1,379
  Outside data services                            519         42              561
  Other expenses                                 3,232        361            3,593
                                            ----------   --------  ---------------
     Total noninterest expenses                 16,942      1,398           18,340
                                            ----------   --------  ---------------
Income before income taxes                      10,895        975           11,870
Income tax expense                               2,888        373            3,261
                                            ----------   --------  ---------------
Net income                                  $    8,007   $    602  $         8,609
                                            ==========   ========  ===============
Net income per common share                 $     1.95   $   1.05  $     1.92/(2)/
                                            ==========   ========  ===============
Weighted average shares outstanding          4,117,220    572,536   4,475,542/(2)/

             See Notes to Pro Forma Combined Financial Information.

               NOTES TO PRO FORMA COMBINED FINANCIAL INFORMATION
                                  (Unaudited)

(1) Specific, one time expenses to effect the Merger of approximately $541,000, net of related tax effects, have been reflected in the Pro Forma Combined Balance Sheets as of June 30, 1996.

(2) Based on an Exchange Ratio of 0.62585 shares of Sandy Spring Common Stock for each share of ABI Common Stock.